UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2016

ARCHROCK PARTNERS, L.P.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Fifth Amendment to Amended and Restated Senior Secured Credit Agreement

On May 2, 2016, Archrock Partners, L.P. (“we” or “us”), as Guarantor, and Archrock Partners Operating LLC (“APLP Operating”), our wholly owned subsidiary, as Borrower, entered into the Fifth Amendment to Amended and Restated Senior Secured Credit Agreement and First Amendment to Amended and Restated Collateral Agreement (the “Fifth Amendment”), which amends the Amended and Restated Senior Secured Credit Agreement, dated as of November 3, 2010 (as amended, the “Credit Agreement”), among us, APLP Operating, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.  Pursuant to the Fifth Amendment, we reduced the aggregate revolving commitments by $75.0 million (from $900.0 million to $825.0 million) and amended the Credit Agreement to, among other things, (1) increase the maximum Total Leverage Ratio (as defined in the Credit Agreement) to 5.95 to  1.00 through the fourth quarter of 2017 and 5.75 to 1.00 for the first quarter of 2018 (returning to 5.25 to 1.00 for each quarter thereafter), (2) decrease the maximum Senior Secured Leverage Ratio (as defined in the Credit Agreement) to 3.50  to 1.00 through the fourth quarter of 2017 and 3.75 to 1.00 for the first quarter of 2018 (returning to 4.00 to 1.00 for each quarter thereafter) and (3) include a requirement that we prepay any outstanding revolving loans in the event that, at the close of any business day, our consolidated cash balance (as defined in the Fifth Amendment) exceeds $50.0 million.

After giving effect to the Fifth Amendment, the Credit Agreement provides for an $825.0 million revolving credit facility (with a $25.0 million sublimit for letters of credit and a $50.0 million sublimit for swingline loans) and a $150.0 million term loan facility.

The foregoing summary of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Fifth Amendment described above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Fifth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Fifth Amendment to Amended and Restated Senior Secured Credit Agreement and First Amendment to Amended and Restated Collateral Agreement, dated May 2, 2016, among Archrock Partners Operating LLC, as Borrower, Archrock Partners, L.P., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK PARTNERS, L.P.

	By:	Archrock General Partner, L.P., its general partner

	By:	Archrock GP LLC, its general partner

May 6, 2016	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Fifth Amendment to Amended and Restated Senior Secured Credit Agreement and First Amendment to Amended and Restated Collateral Agreement, dated May 2, 2016, among Archrock Partners Operating LLC, as Borrower, Archrock Partners, L.P., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto